Marathon Petroleum Corporation


MARATHON
Speedway

Barclays CEO Energy-Power Conference

September 4-6, 2018

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation ("MPC"). These forward-looking statements relate to, among other things, the proposed transaction between MPC and Andeavor ("ANDV") and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of MPC. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company's control and are difficult to predict. Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPC and ANDV on anticipated terms and timetable; the ability to obtain approval by the shareholders of ANDV and MPC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain regulatory approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDV; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC's share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in the Form S-4 filed by MPC, filed with Securities and Exchange Commission (SEC). We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Additional Information

Additional Information and Where to Find It

In connection with the proposed transaction, MPC and ANDV have filed relevant materials with the SEC, including MPC's registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus and was declared effective by the SEC on August 3, 2018. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of MPC and ANDV. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from MPC at its website, www.marathonpetroleum.com, or by contacting MPC's Investor Relations at 419.421.2414, or from ANDV at its website, www.andeavor.com, or by contacting ANDV's Investor Relations at 210.626.4757.

Participants in Solicitation

MPC and ANDV and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning MPC's participants is set forth in the proxy statement, filed March 15, 2018, for MPC's 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ANDV's participants is set forth in the proxy statement, filed March 15, 2018, for ANDV's 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction are included in the registration statement and joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

Non-GAAP Financial Measures

EBITDA and Speedway margin are non-GAAP financial measures provided in this presentation. Reconciliations to the nearest GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, net cash provided by (used in) operating, investing and financing activities, Speedway income from operations or other financial measures prepared in accordance with GAAP.

Pro Forma MPC – A Leading Energy Company

Refining



- Largest refiner in North America
- 16 refineries with >3 MMBPD of capacity
- Diversified footprint across 4 of 5 PADDs
- Export access: reaching every major global crude market

Midstream



- One of the largest midstream operators in North America
- Nearly $5 B per year of run-rate EBITDA[1]
- Established footprint in Marcellus / Utica and Permian

Marketing


MARATHON
Speedway

- Nationwide retail and marketing business
- ~4,000 company owned / operated sites
- ~7,800 branded locations
- Assured placement of ~70% of MPC's gasoline volume[2]

Strong Culture of Safety, Environmental Stewardship, and Commitment to People and Supporting Communities

Source: Company filings. Note: all information pro forma for acquisition of Andeavor unless otherwise noted.
[1]Based on FactSet for 2019 consensus estimates for related midstream assets across both MPC and ANDV. [2]Excludes Andeavor.

Well-Positioned for the Long Term

Refining



Positive Global Macro Backdrop

Efficient Operator

Ability to Source Advantaged Crude

Export + IMO Opportunities

Midstream



Positive U.S. Production Backdrop

Footprint in Fastest Growth Basins

Refining Alignment Creates Opportunities

Marketing


MARATHON
Speedway

Nationwide Platform[1]

Consolidation + Changing Retail Dynamics Creates Opportunities

Industry Leading Retail Loyalty Program

Large scale, geographically-diversified, highly-integrated

[1] Nationwide platform applies to pro forma MPC footprint

Integrated Model Enhances Earnings Stability and Sustainability

MPC's business mix has significantly diversified and ***non-refining segments now contribute more than 50% of mix***. At the same time, positive backdrop has market estimates of cash flow yield improving and ***above the current energy sector average***.

MPC EBITDA By Segment



EBITDA
~15%
~65%
2013
2014
2015
2016
2017
2018E[1]
Midstream
Speedway
Refining & Marketing

MPC FCF Yield[2]



12%
10%
8%
6%
4%
2%
0%
9%
11%
S&P500 Energy Index = 2.7%[3]
LTM Q2 2018
2020E[1]

Source: Public information. [1]Per financial forecast in MPC Form S-4 declared effective August 3, 2018; see appendix slide for reconciliation of historical segment data. [2]MPC FCF yield is defined as: (cash flow from operations - capex - MLP distributions to public holders)/share count/share price (LTM uses price on June 29, 2018; 2020E uses price on August 27, 2018). [3]Market cap weighted average based on last 12 months (LTM) as of August 16, 2018; data per Bloomberg.

Committed to Creating Shareholder Value

MPC remains committed to creating shareholder value through its ***disciplined capital strategy*** and ***returning capital*** beyond the needs of the business in a manner consistent with maintaining the company's ***investment grade credit profile***.



Total Share Repurchases[1]
Cumulative % of Shares Repurchased[2]
Shares Outstanding (MM)
Cumulative % of Shares Repurchased
Shares Outstanding
40%
30%
20%
10%
0%
700
600
500
400
300
712
666
594
547
531
528
486
456
8%
18%
25%
28%
28%
35%
39%
2011
2012
2013
2014
2015
2016
2017
1H 2018

[1]Shares adjusted for 2:1 stock split in June 2015. [2]Cumulative repurchase represents percentage of the ~712 MM shares outstanding as of June 30, 2011.

Responsible Corporate Leadership


energy
ENERGY STAR
2018 Partner of the Year

MPC has earned **75%** of the Environmental Protection Agency's Energy Star recognitions awarded to refineries.

ENERGY STAR

That's **10%** despite owning and operating just of total U.S. refining capacity.

MPC facilities received from the
American Chemistry Council

56 Certificates of Excellence

3 Certificates of Honor

7 Certificates of Achievement


PERSPECTIVES ON CLIMATE-RELATED SCENARIOS
RISKS AND OPPORTUNITIES

VPP
Voluntary Protection Programs

16 MPC facilities have earned the federal Occupational Safety and Health Administration's

Highest Voluntary Protection Program status.

MPC manages **21** certified wildlife habitats consisting of **1,352** acres.

MPC has placed in the top **20%** of companies in the EPA's SmartWay Transport Partnerships, which recognizes the top performing freight carriers for carbon, NOx, and particulate emissions.



Global Macro and Refining Outlook



Global & U.S. Economic Outlook Positive

Gasoline demand: growth estimates center around *0.6% per year* as tailwinds from rising consumer incomes and higher vehicle miles travelled are partially offset by continued fuel efficiency improvements. Electric vehicle impact remains minimal through 2030. ***Distillate demand***: expected to grow *1.2% per year* as a positive economic outlook supports fuel demand in transportation and industrial sectors and IMO 2020 regulations drive increased global shipping industry demand for distillates.



Global GDP Outlook
4.0%
3.5%
3.0%
2.5%
2.0%
Forecast Range
Actual
MPC Forecast
2012
2014
2016
2018E
2020E
2022E



Global Gasoline Demand
29
27
25
23
21
MMBPD
Forecast Range
Actual
MPC Forecast
2006
2009
2012
2015
2020E
2025E
2030E



Global Distillate Demand
50
45
40
35
30
25
MMBPD
Forecast Range
Actual
MPC Forecast
2006
2009
2012
2015
2020E
2025E
2030E

Sources: MPC with range of estimates from IMF, World Bank, OPEC

Technology Advancements: Mixed Trends

Technology Focus Areas	Description
Fuel Economy and Emissions Standards	Fuel economy and emission standards have been and are anticipated to remain a headwind to gasoline demand growth. The EPA's proposed rollback of the planned 2021-2025 U.S. CAFE standards could add as much as 350 MBPD (3%) to U.S. gasoline demand by 2025.
Electric Vehicles	Global electric vehicle production doubled from 2015 to 2017 but still represents <1% of the global vehicle fleet, with China accounting for more than 40% of all EVs on the road. Expiration of the EV tax credit for Tesla and GM next year may be a headwind to adoption.
Autonomous Vehicles	Fully autonomous cars may be available as early as 2022 but regulatory hurdles are likely to extend this timeline. Wide ranges on impacts with U.S. Department of Energy projections suggesting a range of -15% to +15% by 2040.

Exports are a Sustainable Opportunity

Over the past decade, U.S. distillate production growth has continued to outpace domestic demand growth – but found ***an outlet in Latin American markets***. Exports remain a sustained opportunity as under-investment and political / economic challenges remain in many Latin American countries.



Distillate Production vs. Demand
MMBPD
5
4
3
2
83%
81%
79%
77%
75%
2012
2013
2014
2015
2016
2017
2018 YTD
Distillate Fuel Oil Production
Distillate Fuel Oil Demand
Demand as % of Production



Distillate Exports
MBPD
800
600
400
200
0
2012
2013
2014
2015
2016
2017
2018 YTD
Brazil
Chile
Mexico

Source: EIA

Global Refining Capacity Relatively Balanced

Net ***worldwide refining capacity growth appears relatively balanced*** at roughly 1 MMBPD per year growth over the next few years -- with about 75% of new capacity coming from Asia and the Middle East which should support their domestic demand.

Global Crude Distillation Capacity and Demand Growth



MMBPD
2.0
1.0
0.0
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
Net Global Crude Distillation Capacity Growth
Oil Demand Growth (ex. Biofuels)
Forecast

U.S. Refinery Utilization



Refinery Utilization %
100%
90%
80%
J F M A M J J A S O N D
5-year range (13-17)
5-year average (13-17)
2017
2018

Sources: MPC, EIA, Barclays

Global Inventories Moderate

Over the past year, strong demand growth has eliminated the surplus in gasoline and distillate inventories bringing them near or below their historical averages. Demand expectations through 2019 support ***continued moderate inventory levels***.



Global Gasoline Inventories
450
425
400
375
350
325
MMB
J F M A M J J A S O N D
5-year Range (13-17)
5-year Average (13-17)
2017
2018



Global Distillate Inventories
700
650
600
550
500
450
MMB
J F M A M J J A S O N D
5-year Range (13-17)
5-year Average (13-17)
2017
2018

Source: IEA

U.S. Inventories Support Refining Margins

U.S. light product inventories are ***at or below their five-year averages*** on a days of supply basis, which have bolstered refining margins this year. A large fall turnaround season as well as continued export demand should ***keep U.S. inventory levels encouraging***.



U.S. Gasoline Days of Supply
29
26
23
20
Days
J F M A M J J A S O N D
5-year Range (13-17)
5-year Average (13-17)
2017
2018



U.S. Distillate Days of Supply
35
30
25
20
Days
J F M A M J J A S O N D
5-year Range (13-17)
5-year Average (13-17)
2017
2018

Source: EIA (includes exports)

U.S. Refineries Among Most Cost Efficient in World

The U.S. refining system is among the ***most cost efficient in the world*** given its access to low-cost natural gas and price-advantaged crudes – making it well-positioned to supply transportation fuels across the world.


Transportation Fuel Production Cost
USD/BBL
54
52
50
48
46
Latin America
Middle East
Western Europe
United States
Asia Pacific


Net Cash Margin
USD/BBL
9
8
7
6
5
4
3
United States
Asia Pacific
Middle East
Latin America
Western Europe

Source: Solomon Associates 2016 Fuels Study

MPC has Some of the Best Assets in the U.S.

MPC's refineries include ***2 of the largest in the U.S.*** Garyville is the most cost efficient and Galveston Bay has improved two quartiles since acquired in 2013. Rigorous routine and turnaround planning improves operating abilities – while the integrated model enhances value by increasing access to advantaged crude and securing placement of refined products.



Cash Operating Cost Per Barrel
Higher Cost
2016 U.S. Average Performance
Quartiles
4th
3rd
2nd
1st
MPC 2018 Forecasted¹
Average Utilized Capacity

Source: Solomon Associates 2016 Fuels Study. [1]MPC forecasted off current 6 plant refining system.

Global Crude Production Sufficient to Meet Demand

Global crude production growth is anticipated to average 550 MMBPD per year through 2030, comparable to growth rates seen over the last decade. At the same time, ***the U.S. is on track to become the largest oil-producing nation in the world*** and remains a significant source of global supply growth into the next decade.



Global Crude Production
90
80
70
60
MMBPD
2010
2015
2020E
2025E
2030E
ROW
U.S.



U.S. Crude Production Forecast
12
11
10
9
8
MMBPD
1Q17
3Q17
1Q18
3Q18
1Q19
3Q19
Actual
MPC Forecast
STEO Forecast
IEA Forecast

Sources: IEA, EIA, MPC

U.S. Rapid Growth Driven by Compelling Economics

Total 2018E-2022E U.S. Production Growth +3.5 MMBPD



Bakken
+250 MBPD
SCOOP /STACK
+275 MBPD
Permian
+2,450 MBPD
Eagle Ford
+375 MBPD



U.S. Crude Production
MBPD
14,000
12,000
10,000
8,000
6,000
4,000
2017
2018E
2019E
2020E
2021E
2022E
Rest of U.S.
Bakken
SCOOP/STACK
Eagle Ford
Permian



Breakeven WTI Price
WTI Price ($/bbl)
$47
$48
$49
$49
$52
$56
Eagle Ford
STACK
Permian - Delaware
Bakken
Permian - Midland
SCOOP

Source: Goldman Sachs

Source: MPC

The Global Crude Slate is Lightening

U.S. production will continue to ***shift global crude supply lighter***. If Venezuelan production does not recover, heavy crude supplies could be tighter.



Crude Production Changes[1]
(2019 To 2030)
L = Light
M = Medium
H = Heavy
MMBPD
4
3
2
1
0
-1
-2
L
M
M
M
H
M
M
L
H
L
M
M
M
H
L
L
H
L
M
H
M
United States
Iraq
Saudi Arabia
Brazil
Venezuela
Iran
Guyana
Nigeria
Canada
Libya
Angola
Oman
India
Egypt
Indonesia
Algeria
Colombia
UK
Russia
Mexico
China

Source: MPC. [1]Changes are cumulative, and chart excludes changes of less than 150 MBPD.

Infrastructure Constraints Driving Wider Differentials

Growing U.S. production and limited takeaway infrastructure has driven wider differentials across many markets. Regional production forecasts imply ***continued market dislocations, sustainably higher differentials,*** and ongoing opportunities for advantaged crude.

- **WCS:** limited new takeaway capacity until Keystone XL or Trans Mountain Expansion
- **WTI:** continued U.S. production, ramping syncrude post outage, high fall inland refining turnarounds and new inflow/outflow pipes
- **Midland:** limited refining ability to absorb incremental light crude oil production; exports needed to balance market



Differential ($/bbl)
$20
$15
$10
$5
$0
'15 -17 Avg.
2018 YTD
Midland-WTI
'15 -17 Avg.
2018 YTD
WCS-WTI
'15 -17 Avg.
2018 YTD
Brent-WTI

Source: Bloomberg

Cushing Overview



From Canada
From Bakken & Guernsey, WY
Keystone
Pony Express
Flanagan
Chicago
Spearhead & Flanagan South
BP1
From Weld County, CO
White Cliffs & Saddlehorn-Grand Mesa
Wood River
Ozark
Diamond
Cushing
Memphis
NuStar
Red River
Centurion
Basin
Longview
Seaway
Midland
Keystone Marketlink
Houston, Texas City
Beaumont, Nederland, Port Arthur
Key cities
Local refineries
Pipeline

Cushing Working Storage Capacity
77.5 MM bbls

Source: EIA

Transportation Costs Vary By Region and Mode

Our ***integrated business model*** creates opportunities to access the most cost-advantaged feedstocks and premium product markets, driving sustainable results.



Hardisty
Pacific Northwest
$7.70/bbl
Bakken
$9.50/bbl
$11.00/bbl
$6.30/bbl
$6.00/bbl
U.S. East Coast
Patoka
U.S. West Coast
Cushing
$11.30/bbl
$3.35/bbl on Jones Act
$2.75-$3.50/bbl
Pipeline
Rail Rate*
Ship
*Does not include load/unload or railcar lease costs
St. James
Houston
Asia: $2.40/bbl
Europe: $1.20/bbl

Source: Argus Petroleum Transportation North America

IMO 2020: Changing Sulfur Content Regulations

International Maritime Organization (IMO) has proposed to ***lower the amount of sulfur content in marine fuel*** from 3.5% to 0.5%, effective January 2020.

Key Questions:

- **Distillate Demand:** incremental demand?
- **Residual Fuel:** price pressure? new end markets?
- **Shipping Industry Reactions:** purchase compliant fuel, invest in scrubbers, switch to fuel substitutes
- **Refining Industry Reactions:** switch to light crude slates, adjust refining processes, invest in upgrading capacity
- **Duration:** timeframe of impact? sustainability?
- **Compliance levels:** enforcement? non-compliance?



MMBPD
8
6
4
2
0
Total HSFO Market
Global Consumption of Marine Shipping Fuel
Bunker Fuel Market
Sell-Side Estimated Range on Market Impact

Source: IEA

Global Opportunity for Complex Refineries

U.S. refiners are structurally advantaged relative to their global peers given limited bunker fuel production, complex refining assets, significant upgrading capacity, and ability to flex yields – and therefore are ***poised to take advantage of any market disruptions***.


Residual Fuel Oil Production
RFO Production as % of Total RP Production
20%
15%
10%
5%
0%
World Average 8.1%
U.S.
Asia Pacific
Europe
South America
Middle East
CIS (FSU)


Coking + Hydrotreating as % of CDU (Top 20)1
30%
20%
10%
0%
USA
Mexico
Romania
Argentina
United Kingdom
Netherlands
Spain
Germany
Greece
China
Egypt
Canada
South Africa
Turkey
Kazakhstan
Venezuela
Qatar
Iraq
France
Malaysia

Sources: Joint Oil Data Initiative (JODI), O&GJ - PennWell Knowledge Center. [1]Top 20 with at least 250 MBPD of total crude distillation capacity.

Pro Forma MPC Well-Positioned Among U.S. Refiners

Pro forma MPC is positioned to produce compliant fuels and benefit from the adoption of the IMO low sulfur fuels requirements. Current investments:

- **Garyville diesel maximization:** completed 1Q18
- **STAR Program:** phased completion est. 2016-2022
- **Garyville coker expansion:** completion est. 2020
- **LARIC Feedstock Upgrade**[1]: completion est. 2H18

Investments are estimated to contribute ***30 MBPD of resid destruction + 70 MBPD of distillate*** production at MPC and ***30-40 MBPD gasoline and distillate yield flexibility*** at ANDV.


Coking + Hydrocracking Capacity
MBPD
800
700
600
500
400
300
200
100
0
PF MPC
VLO
PSX
CVX
XOM
PBF
BP
Hydrocracking
Coking

Source: O&GJ - PennWell Knowledge Center; includes distillate, gas oil, and resid hydrocracking. [1]Los Angeles Refining Integration & Compliance project previously announced by ANDV.

IMO 2020 Market Perspectives Are Optimistic

Our Base Case forecast for the 2020 margins calls for $2/bbl and $5/bbl increases in the gasoline and diesel cracks, respectively, plus a $2/bbl expansion in the sweet/sour crude diffs versus mid-cycle cracks. We estimate that a "typical" refinery in our Bear, Base and Bull Case scenarios could generate 2020 EBITDA margin uplift of 41%, 86% and 105%, respectively, versus mid-cycle cracks assumptions.

Roger Read – Wells Fargo
May 28, 2018

The upcoming change could be one of the most significant shake-ups the refining industry has seen, with almost half of the end market for fuel oil shifting to other parts of the barrel.

Benny Wong – Morgan Stanley
May 15, 2018

While quantifying the impact of a potential 2 million barrel-per-day shift in product demand to a precise per-barrel number is very challenging, if not impossible, we outline our forecasts…

- Push resid fuel (HSFO prices much lower) - $20/bl
- Lead to sharp diesel/gasoline prices spikes - $10-$11/bl
- Widen light-heavy differentials - $3-$4/bl

Paul Cheng – Barclays
June 15, 2018

Refinery projects are quite complex and take 4-5 years from FID (final investment decision) to commercial operations, in a best case scenario. As such, product and crude prices need to move in such a way that refineries are incentivized to take additional steps to cut HSGO production.

Neil Mehta – Goldman Sachs
May 30, 2018

Companies which produce low sulfur crude oil and refined products (US) will benefit handsomely in relation to high sulfur peers (FSU). Gross margins in refining will rise by 10% annually during 2018-2020 with Brent crude oil to be $85-90/bbl in 2020.

Doug Terreson – Evercore ISI
April 16, 2018

Source: Sell-Side Equity Research (firm, dates listed above)



Midstream Opportunities



Macro Infrastructure Backdrop Positive

Strong production growth in crude, natural gas liquids, and natural gas has been resilient to lower commodity prices given low break-even economics and continued improving efficiencies -- ***additional infrastructure will continue to be required to connect supply sources to global demand markets***.



U.S. Crude Production
MMBPD
11
10
9
8
7
6
2012 2013 2014 2015 2016 2017 2018



U.S. NGL Production
MMBPD
5
4
3
2
2012 2013 2014 2015 2016 2017 2018



U.S. Natural Gas Production
Bcfd
90
85
80
75
70
65
2012 2013 2014 2015 2016 2017 2018

Source: EIA

Our Assets Positioned in Fastest Growth Basins

U.S. gas ***production growth is concentrated in Marcellus and Permian***. Growth in the number of rigs is not uniform, as 50% of rigs and 40% of DUCs are located in the Permian. Increases in drilling efficiency (e.g. longer laterals, improved fracturing proppants, multi-well pads) have driven increased production despite fewer rigs.


U.S. Oil Drilling Rigs
1,600
1,200
800
400
0
2012
2013
2014
2015
2016
2017
2018


U.S. Gas Drilling Rigs
800
600
400
200
0
2012
2013
2014
2015
2016
2017
2018

Source: Baker Hughes

Volume Growth Varies Across Regions

Total 2018E-2022E U.S. Production Growth +19 Bcfd



+11 Bcfd
Marcellus / Utica
Texas / New Mexico
+8 Bcfd



U.S. Natural Gas Production
Bcfd
100
80
60
40
20
2017
2018E
2019E
2020E
2021E
2022E
Rest of U.S.
Texas / New Mexico
Marcellus / Utica



Breakeven Henry Hub Gas Price
Gas Price ($/MMBtu)
$2.65
$2.71
$2.75
$2.93
$3.00
$3.06
$3.21
$3.28
$3.95
Marcellus
Haynesville - Core
Marcellus - NE PA
Marcellus - WV
Utica - Gas (OH)
Utica - Wet Gas (OH)
Utica - Gas (PA/WV)
Pinedale
Barnett

Source: MPC

Source: Goldman Sachs Research

Infrastructure Needed to Connect Supply to Demand

Additional infrastructure will be needed to connect supply to demand. Key global demand drivers include: global LNG demand, increased Mexican pipeline export capabilities, and domestic industrial & power generation.


LNG Exports
+6.6
Bcfd
0
1
2
3
4
5
6
7
8
9
2017
2018E
2019E
2020E
2021E
2022E
Mexico Pipeline Exports
+1.6
Bcfd
3
4
5
6
2017
2018E
2019E
2020E
2021E
2022E
Industrial
+3.8
Bcfd
15
17
19
21
23
2017
2018E
2019E
2020E
2021E
2022E
Electric Power Generation
+2.5
Bcfd
24
25
26
27
28
29
2017
2018E
2019E
2020E
2021E
2022E

Sources: EIA, MPC

NGLs Creating Processing & Fractionation Needs

U.S. NGL production is forecasted to grow 1.9 MMBPD from 2018-2030, averaging 6.5% annually through 2022 as the first wave of new ethane crackers comes online. Both ***processing and fractionation capacity will be needed to allow producers to debottleneck and realize full value of wet gas stream***.



U.S. NGL Production Forecast
MMBPD
7
6
5
4
3
2
Forecast Range
Actual
MPC Forecast
2010
2012
2014
2016
2018E
2020E
2022E
2024E
2026E
2028E
2030E

Sources: EIA, MPC


MARATHON

Marketing & Retail Trends


Speedway

Marketing & Retail: Adapting to Changing Dynamics

Industry consolidation will likely continue and create opportunities for our pro forma nationwide footprint. Technology offers the ability to enhance operational efficiencies as well as combat driving trends and changing retail dynamics.

Fragmented Convenience Store Ownership

Total U.S. Convenience Store Count = ~150,000



Own 500+ Stores 17%
Own 51-500 Stores 9%
Own 2-50 Stores 11%
Own 1 Store 63%



Speedy Rewards
Fast, Free & Easy!
Membership Card

Sources: National Association of Convenience Stores 2016 Survey

Speedway Light Product and Merchandise Sales Strong

The U.S. is entering a period of stagnant gasoline demand growth, but Speedway continues to be a top performer in the industry. ***Superior locations and expanded offerings*** inside the store drive foot traffic, and can be observed in merchandise sales performance.



Light Product Volume
M Gal/Store/Month
300
200
100
0
Murphy USA
Speedway
Couche-Tard
TA C-Stores
Casey's
Merchandise Sales
$M/Store/Month
200
150
100
50
0
Speedway
Murphy USA
Couche-Tard
Casey's
TA C-Stores

Sources: April 2017 – March 2018 data from Company Reports

Speedway – Top-tier Performer in C-Store Space


EBITDA
$M/Store/Month
40
20
0
Speedway
Murphy USA
Couche-Tard
Casey's
TA C-Stores
Total Margin
$M/Store/Month
100
75
50
25
0
Light Product
Speedway LP
Merchandise
Speedway Merchandise
Speedway
Casey's
Couche-Tard
Murphy USA
TA C-Stores
Speedway

- Strong track record of performance with a focused retail management team, which creates significant opportunities with Andeavor combination
- Continued earnings growth from past organic investments and acquisitions
- Increased capital allocation for additional investments / growth over the long term

Sources: April 2017 – March 2018 data from Company Reports



Andeavor Combination



Combination Creates a Leading Energy Company

Aligned Strategy, Focus, and Culture

Large scale, geographically diversified and highly integrated refining, marketing, and midstream company with an initial enterprise value >$90 billion[1]



Feedstock-advantaged refining portfolio in the most attractive regions with over 3 MMBPD of capacity



High-quality, nationwide retail and marketing business (~4,000 company owned/operated, ~7,800 branded locations)



Two strong customer-focused MLPs, well-positioned for growth in key regions of the U.S.

Strong culture of safety and environmental stewardship, commitment to people and supporting communities

Immediately EPS and CFPS accretive[2]	≥ $1.0 billion of expected synergies	Significant incremental long-term cash flow generation

"Must own" refining, marketing, and midstream company

[1]Calculation based on April 27, 2018 closing market values. [2]Based on consensus estimates at announcement.

Complementary Footprints Spanning the U.S.

Strong Presence Across Key Supply and Demand Centers


ANDV
ANDV Refinery
Trucking
Rail Facility
Marine Terminal
Pipelines
Third-Party Pipelines
Terminal
Natural Gas Processing
Marketing/Retail Presence
MPC
MPC Refinery
Light Product Terminals
MPC-Owned and Part-Owned
Third Party
Asphalt/Heavy Oil Terminal
MPC-Owned
Third Party
Water Supplied Terminals
Inland
Coastal
Renewable Fuels
Ethanol Facility
Biodiesel Facility
Pipelines
MPC Owned and Operated
MPLX Owned and Operated
MPC Interest: Operated by MPLX
MPC Interest: Operated by Others
Pipelines Used by MPC
MPLX Interest Pipelines: Operated by Others
MPLX Terminals
MPLX Owned and Part-Owned Terminals
Marketing/Retail Presence
Natural Gas Processing
Butane Cavern
Barge Dock

Source: Company filings

Committed to Delivering Substantial Synergies

Impact Area	Expected Synergy (millions)	Business Context
Cost Elimination	~$255	• Clearly identified cost efficiencies – allows for rapid achievement
Procurement	~$150	• Over $10 billion of combined purchases per year • 1-2% improvement leads to $100-$200 million of savings
Owned/Operated Retail	~$210	• Delivered > $200 million of synergies with Hess Retail acquisition • Comparable number of stores (1,100) across three platforms (multi-site operators, Southwest retail, SuperAmerica) provides even greater opportunity
Integrated System Optimization	~$165	• Improved purchasing of over 1 billion barrels/year of crude oil and other feedstocks (every $0.01/bbl improvement is ~$10 million of earnings) • Value chain optimization (1/10 cent per gallon uplift is ~$50 million) • Permian and Bakken crude optimization • Maximize throughput on owned and leased systems / assets
Refining Operations	~$220	• Processing optimization through reciprocal application of refining expertise • Capital and maintenance efficiency improvements: – Major capital projects – Turnaround work – Routine maintenance
Total	**≥ $1,000**	

Opportunity for Significant Shareholder Value Creation

Accretion and Cash Generation

Immediately accretive to earnings and cash flow per share[1]

>$5 billion of incremental cash flow supports **≥15%** long-term cash flow accretion per share[2]

Growth and Value Creation

Substantially enhanced growth platform across all segments, with continued capital investments to drive long-term growth

≥$1 billion of expected synergies

Cash Flow Multiples

- **7.3x** 2019
- **6.6x** with synergies[3]
- → **4.2x** 2020 with synergies[3]

Financial Discipline

Commitment to investment grade credit profile

Balanced approach to investment in business and return of capital

Capital Return

Expect continued strong, through-cycle dividend growth in pro forma MPC of **≥10%**

Expect to complete 2018 share repurchases

Authorized incremental **$5 billion** share repurchase program

[1]Based on consensus 2019 estimates at announcement. [2]≥15% accretion assumes no share repurchase activity beyond 2018. [3]2019 Based on consensus at announcement; 2020 based on management forecast with expected synergies.


MARATHON
MARATHON PETROLEUM CORPORATION

Conclusion



Pro Forma MPC – A Leading Energy Company

Refining



Superior Operations

Strategic Investment to Capture Value

New Technology to Optimize Assets

Industry Leader in Safety, Reliability, and Environmental Stewardship

Midstream



Significant Growth Opportunities

Strategic Alignment with Refining

Commercial Focus on Integration to Enhance Value

Marketing


MARATHON
Speedway

Expanding Platform Across: Retail, Wholesale, and Branded

Invest in Technology to Improve Customer Experience

Enhancing Margin with Non-Fuel Sales

Large scale, geographically-diversified, highly-integrated downstream energy company

Appendix

MPC EBITDA Reconciliation

($MM)	2013	2014	2015	2016	2017
Segment EBITDA					
Refining & Marketing Segment					
Segment income from operations[1,2]	3,131	3,538	3,997	1,357	2,321
Add: Depreciation and amortization	989	1,020	1,052	1,063	1,082
Segment EBITDA	4,120	4,558	5,049	2,420	3,403
Speedway Segment					
Segment income from operations[3]	375	542	673	733	729
Add: Depreciation and amortization	112	152	254	273	275
Segment EBITDA	487	694	927	1,006	1,004
Midstream Segment					
Segment income from operations[1]	275	342	464	1,048	1,339
Add: Depreciation and amortization	96	102	144	605	699
Segment EBITDA	371	444	608	1,653	2,038

[1] On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of the same amount. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

[2] Includes non-cash LCM inventory valuation charges of $345 million for 2015 and a benefit of $345 million from reversing the LCM inventory valuation reserve in 2016.

[3] Full year 2015 includes non-cash LCM inventory valuation charge of $25 million. Full year 2016 includes a non-cash LCM benefit of $25 million.

Speedway EBITDA and Total Margin Reconciliation

($MM)	2Q 2017	3Q 2017	4Q 2017	1Q 2018	LTM
Speedway Segment EBITDA					
Segment income from operations	238	208	148	95	689
Add: Depreciation and amortization	65	68	78	79	290
Segment EBITDA	303	276	226	174	979
Speedway total margin to Speedway income from operations					
Speedway income from operations	238	208	148	95	689
Plus (Less):					
Operating, selling, general and administrative expenses	377	390	400	384	1,551
Depreciation and amortization	65	68	78	79	290
Income from equity method investments	(21)	(20)	(15)	(14)	(70)
Net gain on disposal of assets	(6)	(2)	(2)	0	(10)
Other income	(3)	(3)	(5)	(1)	(12)
Speedway total margin	650	641	604	543	2,438
Speedway total margin:					
Gasoline and distillate margin[1]	271	259	260	217	1,007
Merchandise margin[2]	371	374	337	319	1,401
Other margin	8	8	7	7	30
Speedway total margin	650	641	604	543	2,438

[1] The price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bankcard processing fees. Excludes LCM inventory valuation charge of $25 million for 2015 and the LCM benefit of $25 million in 2016

[2] The price paid by consumers less the cost of merchandise

Committed to Delivering Substantial Synergies

Well-defined, Achievable, Highly Accretive

Clearly identified and developed plan to achieve ≥$1 billion of expected synergies

By Function
($ millions)



$295
$210
$55
$95
$150
$195
≥$1,000
Refining & Marketing
Retail
Logistics
Supply & Trading
Procurement
Corporate
Total

By Impact Area
($ millions)



$480
$710
$950
≥$1,000
Year 1
Year 2
Year 3
Run-Rate
Cost Elimination
Procurement
Owned/Operated Retail
Integrated System Optimization
Refining Operations

Note: Synergies-related costs or expenses include approximately $300 million of one-time expenses expected in the first two years following the merger and any incremental capital spending necessary to achieve some of the synergies, the total of which is expected to be immaterial relative to the projected capital spending of the combined business over the first five years.

MPC and Andeavor Strategic Evolutions

Track Record of Integrating Businesses and Driving Shareholder Value



$80
$60
$40
$20
$0
Formed MLP
MPLX
Acquired Galveston Bay refinery and integrated midstream and marketing assets
Speedway
Acquired former Hess retail assets
MPLX
Acquired MarkWest Energy Partners
MPC completes Strategic Actions
'11
2012
2013
2014
2015
2016
2017
'18
$125
$100
$75
$50
$25
$0
andeavor
Formed MLP
TESORO LOGISTICS
Acquisition of Carson refinery, ARCO, and ampm master franchise license
ARCO
Acquired QEP Midstream and Field Services (later merged with TLLP)
Acquired Great Northern Midstream LLC (Williston Basin logistics assets)
Acquired Dickinson, ND refinery and associated logistics assets
Acquired Western Refining
Becomes Andeavor
MLP Merger (TLLP/WNRL)
'11
2012
2013
2014
2015
2016
2017
'18

MPC Track Record of Executing and Integrating Large Transactions

Galveston Bay Achievements (since acquisition)

Improved Environmental and Safety Performance

- 80% reduction in environmental incidents
- Average yearly process safety incidents reduced by 50%

Advanced Operational Excellence

- 33 monthly process-unit rate records in 2017 alone
- Unplanned downtime cut by 50%

Lowered Operating Costs

- Reduced total cash operating expenses over 20%
- Reduced fixed operating, turnaround and routine maintenance costs

Speedway Successful Hess Retail Integration

- Increased footprint by 13 states and more than 1,200 stores in 2014
- Planned investments for system-wide remodels achieved under budget, with higher returns, and ahead of schedule
- ~80% of acquired stores upgraded under remodel plan
- Exceeded synergy guidance every year since acquisition in 2014; $210 million realized by 2017 vs. guidance of $190 million at announcement

MPLX's Strategic Transformation (over past 5 years)

- Expansion into midstream natural gas business with MarkWest merger in 2015
- Largest processor and fractionator in the Marcellus/Utica with a growing presence in Permian and STACK
- Completed dropdowns projected to generate ~$1.4 billion in annual EBITDA
- Exchanged GP economic interests, including IDRs, for LP units

Diversified Large-Scale U.S. Refining Portfolio

Sixteen Refineries with Over 3 Million BPD of Throughput Capacity

- Diversification across attractive PADDs
- Incremental access to advantaged feedstock supply
- Scale to deliver best-in-class operating capability
- Opportunity to capture substantial system synergies
- Well-positioned to expand market presence

Pro Forma Refining Locations


PADD IV
PADD V
PADD II
PADD I
PADD III
MPC Refinery
ANDV Refinery

U.S. Refining Capacity[1] (MBPD)


3,038
2,625
1,881
1,867
1,726
1,157
919
890
PADD 5
PADD 4
PADD 3
PADD 2
PADD 1
Pro Forma MPC
Valero
MPC
Phillips 66
ExxonMobil
Andeavor
Chevron
Shell

Source: Company filings
[1] Crude capacity; excludes refining capacity outside the U.S.

Geographic Diversification Increases Exposure to Attractive Margins

- Andeavor's California, Pacific Northwest, and Mid-Con refineries add geographic diversity to MPC's existing refining earnings
- Attractive West Coast market dynamics



Annual Refining Margins by Region ($/BBL)
$30
$25
$20
$15
$10
$5
2011
2012
2013
2014
2015
2016
2017
Midwest
Gulf Coast
West Coast

Source: Bloomberg; US Midwest WTI 3-2-1 (87 Regular), US Gulf Coast LLS 3-2-1 (87 Regular), US West Coast ANS 3-2-1 (LA 85.5 CARBOB)

Pro Forma Capital Structure

- Increased size, scale and diversity supports commitment to investment grade credit profile
- Equity-weighted acquisition funding mix (85/15) and consolidated earnings profile provides significant financial flexibility
- Committed to maintaining significant core liquidity; will target ~$8.5 billion

- >$5 billion incremental cash flow expected in first five years
- Implicit leverage reduction via earnings growth even prior to synergy achievement
- MPC expects to complete 2018 share repurchases
- Incremental $5 billion share repurchase authorization provides for additional capital return flexibility



Parent Debt/EBITDA[1]
1.8x
1.5x
1.5x
1.9x
1.6x
1.2x
0.9x
'18 '19 PF MPC[2]
'18 MPC
'18 ANDV
'18 PSX
'18 VLO
'18 HFC
Ratings:
TBD
BBB/Baa2
BBB-/Baa3
BBB+/A3
BBB/Baa2
BBB-/Baa3



Consolidated Debt/EBITDA
2.7x
2.4x
2.6x
2.7x
1.7x
1.6x
1.4x
'18 '19 PF MPC[2]
'18 MPC
'18 ANDV
'18 PSX
'18 HFC
'18 VLO
Ratings:
TBD
BBB/Baa2
BBB-/Baa3
BBB+/A3
BBB-/Baa3
BBB/Baa2

Note: Projections reflect FactSet consensus and sell-side research estimates as of 4/20/18. PF MPC adjusted for transaction-related items. Turnaround costs are expensed for both companies.
[1]Parent excludes MLP's debt and EBITDA [2]Pro forma leverage reflects 85% stock/15% cash consideration and excludes one-time costs to achieve synergies.

MPC and ANDV Mexico Opportunities

Desirable Supply Position into Mexico with Direct Supply from the East and West

MPC

- Bulk supplier via waterborne cargoes from Garyville and Galveston Bay
- Rail supply potential from Houston area

Andeavor

- Winner of PEMEX open season in northwest Mexico – physical shipper on logistics assets
- Delivery into Mexico and distribution to local jobbers
- Provides enhanced direct Mexico market insights

Pro Forma

- Evaluate long-term trends and participate in industry build-out
- System optimization opportunities



ARCO
MPC Refinery
ANDV Refinery
Current ANDV Operations
Projected ANDV Growth Regions
Rail Facility

Pro Forma MPC Permian – Expanded Opportunities

- Accelerates MPC's entry into Permian with attractive assets
- Andeavor crude oil gathering and marketing aligns naturally with MPC's crude needs at Galveston Bay
- Allows for full crude oil integration – wellhead gathering to refinery supply
- Other enhanced growth opportunities:
  - Long-haul pipeline opportunities
  - Potential to build out MPLX Texas City tank farm and dock facility for crude exports



Four Corners Gathering
New Mexico
Texas
Gallup
To Cushing/Ozark (MPC Midwest refining)
TexNew Mex System
Conan Gathering Project
Rio Pipeline
El Paso
Midland
Wink Station
Bobcat Pipeline
Galveston Bay
Increase Exports via MPLX
MPC Refinery
ANDV Refinery
ANDX Pipeline
ANDV Pipeline
Gray Oak Pipeline
Third-Party Pipeline
Receipt Point/Station
MPC or MPLX pipeline equity (potential)
MPLX G&P Complex

Source: Company filings

Integrates Bakken Crude System with MPC Refining Demand



MT
ND
Minot
DAPL & Enbridge Connections
Robinson Lake Gathering & Processing
DAPL Connection
DAPL to MPC Midwest Refineries (via Patoka, IL)
To Guernsey, WY
Belfield Gathering & Processing
Dickinson Refinery
Fryburg Rail Terminal
To Mandan Refinery

- Crude gathering and marketing aligns with MPC demand in Midwest
- Gain ability to aggregate DAPL supply on gathering and related assets



Williston Basin – Bakken Shale
North Dakota
South Dakota
DAPL
Patoka, IL
ANDV Refinery
ANDX Gas Processing
ANDX Crude Oil Pipelines
ANDX Gas Pipelines
ANDX Crude, Gas & Water Pipelines
ANDV Pipeline
ANDX Bakken Storage Hub

Source: Company filings



Marathon Petroleum Corporation

Second-Quarter 2018 Earnings

Opening Comments

- Reported record operational performance and outstanding financial results
- $1.1 billion of capital returned to shareholders, including $885 million of share repurchases
- Continued optimistic outlook for our business as global demand remains strong, crude differentials appear wider in many markets, and low sulfur fuel market dynamics change
- Andeavor Combination: multiple milestones achieved and on-track for closing in the second half of 2018
  - Creates premier nationwide integrated downstream energy company
  - Tremendous benefits to combination including at least $1 billion of tangible annual gross run-rate synergies expected
  - Becomes a “must own” refining, marketing and midstream company

Second-Quarter Highlights

- Reported second-quarter earnings of $1.06 billion, or $2.27 per diluted share, and income from operations of $1.71 billion
  - **Refining & Marketing:** segment income from operations of $1.03 billion, supported by record crude throughput volumes
  - **Midstream:** segment income from operations of $617 million achieving record gathered, processed and fractionated volumes as well as record pipeline throughputs
  - **Speedway:** segment income from operations of $159 million as gasoline and distillate margins were adversely impacted by the overall rise in crude oil prices

Second-Quarter 2018 Earnings

	2Q 2018	2Q 2017
Earnings*	$1,055 MM	$483 MM
Earnings per Diluted Share*	$2.27	$0.93



Earnings*
$MM
1,000
500
0
$513
483
30
$1,092
1,055
37
2017
2018



Earnings per Diluted Share*
$/Share
3
2
1
0
$0.98
0.93
0.06
$2.31
2.27
0.08
2017
2018
1Q
2Q

*Earnings refer to Net Income attributable to MPC. Earnings also include pretax benefits/(charges) of $1 MM and ($67) MM in 2Q 2018 and 2Q 2017 respectively, related to items not allocated to segment results including litigation and impairment.

Earnings*

2Q 2018 vs. 2Q 2017 Variance Analysis



$MM
1,400
1,200
1,000
800
600
400
200
0
483
463
(79)
285
60
(37)
(31)
(89)
1,055
2Q 2017
Refining & Marketing**
Speedway
Midstream**
Items not Allocated to Segments
Interest and Other Financing Costs
Income Taxes
Noncontrolling Interests
2Q 2018

*Earnings refer to Net Income attributable to MPC.

**Results related to the Feb 1, 2018 dropdown of refining logistics and fuels distribution to MPLX, which totaled $232 MM for the quarter, are presented in the Midstream segment prospectively. Prior period information has not been recasted to reflect these businesses being reported in the Midstream segment.

Refining & Marketing Segment Income

2Q 2018 vs. 2Q 2017 Variance Analysis



$MM
1,600
1,400
1,200
1,000
800
600
400
200
0
562
243
320
180
48
(75)
56
76
(385)
1,025
Crude 173
Volumetric 102
Product (219)
2Q 2017
*LLS 6-3-2-1 Crack
**Sweet/ Sour Diff.
**LLS/WTI Diff.
**LLS Prompt vs. Delivered
**Market Structure
Other Margin
***Direct Operating Costs
***Other
2Q 2018

*Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. Based on market indicators using actual volumes.

**Based on market indicators using actual volumes.

***Second quarter results reflected a $232 MM reduction associated with the refining logistics and fuels distribution business that were dropped to MPLX on Feb. 1, 2018. Prior period segment results were not recasted to reflect these businesses being reported in the Midstream segment. Other R&M for the quarter reflected $340 MM of expense with an offsetting reduction to direct operating costs of $108 MM.

Speedway Segment Income

2Q 2018 vs. 2Q 2017 Variance Analysis



$MM
250
200
150
100
50
0
238
(32)
(5)
(24)
(8)
(10)
159
2Q 2017
Light Product Margin
Merchandise Margin
Operating Expense
Depreciation
Other*
2Q 2018

*Reflects the absence of a $6 MM gain related to asset sales in the 2Q 2017.

Midstream Segment Income
2Q 2018 vs. 2Q 2017 Variance Analysis



$MM
700
600
500
400
300
200
100
0
332
328
(43)
617
2Q 2017
MPLX*,**
MPC Retained Equity and Other Affiliates**
2Q 2018

*Results related to refining logistics and fuels distribution dropdown into MPLX, which totaled $232 MM for the quarter, are presented in the Midstream segment prospectively from Feb. 1, 2018. Prior period information does not reflect the results of these new businesses.

**In the 2Q 2018 results, MPLX includes approximately $25 MM of equity method income that prior to Sept. 1, 2017 would have been included in the MPC Retained Equity and Other Affiliates column.

Total Consolidated Cash Flow

2Q 2018



$MM
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,653
1,842
544
(6)
(788)
(1,096)
(195)
45
4,999
3/31/2018 Cash Balance
Operating Cash Flow before Working Capital
Working Capital
Net Debt
Cash Capital Expenditures and Investments
Return of Capital to Shareholders*
Net Distributions to Noncontrolling Interests
Other
6/30/2018 Cash Balance

*\$211 MM dividends plus \$885 MM share repurchases
Note: Excludes restricted cash

Capitalization and Select Cash-Flow Data

As of June 30, 2018 ($MM except ratio data)	MPC Consolidated	MPLX Adjustments[a]	MPC Excluding MPLX
Debt	17,267	11,875	5,392
Mezzanine equity	1,003	1,003	-
Equity	18,818	8,366	10,452
Total capitalization	37,088	21,244	15,844
Debt-to-capital ratio (book)	47%	-	34%
Cash and cash equivalents	4,999	3	4,996
Debt to LTM Adjusted EBITDA[b]	2.6x	-	1.2x
Debt to LTM Adjusted EBITDA, w/MPLX LP distributions[b]	N/A	-	1.0x

	2Q	1Q	4Q	3Q
For the Quarter:				
Cash provided by (used in) operations	2,386	(137)	2,745	1,906
Cash provided by operations before changes in working capital[c]	1,842	796	1,424	1,586

[a] Adjustments made to exclude MPLX debt (all non-recourse) and the public portion of MPLX equity
[b] Calculated using face value of total debt and adjusted EBITDA. Refer to appendix for reconciliation
[c] Non-GAAP. Refer to appendix for reconciliation

3Q 2018 Outlook

		Crude Throughput*	Other Charge/ Feedstocks Throughput*	Total Throughput*	Percent of WTI-priced Crude	Sour Crude Oil Throughput Percentage	Turnaround and Major Maintenance	Depreciation and Amortization	Other Manufacturing Cost**	Total Direct Operating Costs	Corporate and Other Unallocated Items***
		in MBPD					Refinery Direct Operating Costs ($/BBL of total throughput)				
Projected 3Q 2018	GC Region	1,100	200	1,300	19%	64%	$0.80	$1.00	$3.50	$5.30	
	MW Region	650	50	700	53%	34%	$3.75	$1.80	$4.10	$9.65	
	MPC Total	1,750	200	1,950	32%	53%	$1.90	$1.30	$3.80	$7.00	$85 MM****
3Q 2017	GC Region	1,123	217	1,340	14%	69%	$0.90	$1.05	$3.52	$5.47	
	MW Region	722	35	757	38%	38%	$1.60	$1.72	$3.96	$7.28	
	MPC Total	1,845	172	2,017	23%	57%	$1.20	$1.34	$3.83	$6.37	$85 MM

*Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers
**Includes utilities, labor, routine maintenance and other operating costs
***We adopted Accounting Standards Update 2017-07, Retirement Benefits Presentation of Pension and Postretirement Cost, as of Jan. 1, 2018, and applied the standard retrospectively. As a result, we reclassified prior period amounts from Selling, General and Administrative expenses to Net Interest and Other Financial Costs to conform to current period presentation. Excludes impairment gains reported 3Q 2017.
****Excludes transaction costs related to the pending merger with Andeavor



Marathon Petroleum Corporation

MPLX - Second-Quarter 2018 Earnings

MPLX - Second-Quarter Highlights

MARATHON

- Reported adjusted EBITDA of $867 million and distributable cash flow of $695 million which provided 1.36x distribution coverage and resulted in 3.7x leverage
- Adjusted EBITDA increased 83% year-over-year, 23% year-over-year excluding the impact from dropdowns
- Record volumes across our G&P and L&S segments
- Declared 22nd consecutive quarterly distribution increase to $0.6275 per common unit for the second-quarter 2018
- Announced several new Permian infrastructure investments

MPLX - Logistics & Storage Segment

- Reported 2Q adj. EBITDA of $526 million, which increased 32% year-over-year after adjusting for the impact of dropdowns
- Pipeline throughputs averaged 3.39 MMBDP, ~10% increase over 2Q 2017
- Completed major expansion work on Ozark and Wood River-to-Patoka pipeline systems
  - Current capacity 345 MBPD, expected to increase to 360 MBPD by end of third quarter
- Expanded marine fleet by 12 barges



Headquarters
MPLX Pipelines: Owned & Operated
MPLX Interest Pipelines: Operated by Others
MPLX Operated Pipelines: Owned by Others
MPLX Refining Logistics Assets
MPLX Terminals: Owned and Part-owned
Barge Dock
Cavern
MPC Refineries
LOOP

As of March 31, 2018

MPLX - Gathering & Processing Segment

- Reported 2Q adj. EBITDA of $341 million, which increased 18% year-over-year
- 5 processing plants (Sherwood 9, Houston 1, Argo, Omega, Majorsville 7) brought online year-to-date and 3 additional plants by year-end
- Total processing system capacity is now 8.7 Bcf/d
- Announced multiple new projects across both the Marcellus/Utica and the Permian

MPLX - Gathering & Processing Segment

Marcellus & Utica Operations

- Gathered volumes averaged 2.8 Bcf/d, ~46% increase over 2Q 2017
- Processed volumes averaged 5.2 Bcf/d, ~10% increase over 2Q 2017
- Commenced operations of 200 MMcf/d Majorsville 7 plant in July
- Expect to add 600 MMcf/d of incremental processing capacity by end of 2018 which would take total regional capacity to slightly over 7 Bcf/d

Processed Volumes[a]

Area	Capacity at End of Quarter (MMcf/d)	Average Volume (MMcf/d)	Utilization of Available Capacity (%)[b]
Marcellus	**4,920**	**4,286**	**87%**
Houston	*720*	*562*	*78%*
Majorsville	*1,070*	*987*	*92%*
Mobley	*920*	*712*	*77%*
Sherwood	*1,800*	*1,664*	*92%*
Bluestone	*410*	*361*	*88%*
Utica	**1,325**	**876**	**66%**
Cadiz	*525*	*485*	*92%*
Seneca	*800*	*391*	*49%*
2Q 2018 Total	**6,245**	**5,162**	**83%**
1Q 2018 Total	6,245	5,050	83%

[a] *Includes amounts related to unconsolidated equity method investments on a 100% basis*
[b] *Based on weighted average number of days plant(s) in service. Excludes periods of maintenance*

MPLX - Gathering & Processing Segment

Marcellus & Utica Fractionation

- Achieved 2Q 2018 fractionated volumes of ~407 MBPD
- Achieved ~16% growth in quarterly fractionated volumes over 2Q 2017
- Expect to add 100 MBPD of new fractionation capacity by end of 2018 across the Sherwood, Harmon Creek, and Hopedale complexes

Fractionated Volumes[a]

Area	Capacity at End of Quarter (MBPD)[b]	Average Volume (MBPD)	Utilization of Available Capacity (%)[c]
2Q18 Total C3+	**287**	**231**	**80%**
2Q18 Total C2	**244**	**176**	**72%**
1Q18 Total C3+	287	219	76%
1Q18 Total C2	244	176	72%

[a]Includes amounts related to unconsolidated equity method investments on a 100% basis
[b]Excludes Cibus Ranch condensate facility
[c]Based on weighted average number of days plant(s) in service. Excludes periods of maintenance

MPLX - Gathering & Processing Segment

Southwest Operations

- Gathered volumes averaged 1.5 Bcf/d, ~6% increase over 2Q 2017
- Processed volumes averaged 1.4 Bcf/d, ~8% increase over 2Q 2017
- Commenced operations of 75 MMcf/d Omega plant in Western Oklahoma (STACK) in July
- Executing Permian growth strategy
  - 200 MMcf/d Argo plant in Delaware Basin continued ramping up operations
  - Acquired equity interest in Agua Blanca gas pipeline
  - Constructing new 200 MMcf/d processing plant in Delaware Basin called Torñado

Processed Volumes[a]

Area	Capacity at End of Quarter (MMcf/d)	Average Volume (MMcf/d)	Utilization of Available Capacity (%)[b]
West Texas[c]	400	275	69%
East Texas	600	396	66%
Western OK	425	405	95%
Southeast OK[d]	253	253	100%
Gulf Coast	142	105	74%
2Q 2018 Total[d]	**1,820**	**1,434**	**79%**
1Q 2018 Total[d]	1,784	1,325	77%

[a] Includes amounts related to unconsolidated equity method investments on a 100% basis
[b] Based on weighted average number of days plant(s) in service. Excludes periods of maintenance
[c] West Texas is composed of the Hidalgo plant in the Delaware Basin
[d] Includes Centrahoma volumes sent to third parties. Processing capacity and utilization based on the higher of the partnership's portion of Centrahoma JV or the average volume processed

MPLX - 2Q 2018 Financial Highlights



Adjusted EBITDA
2017
2018
$MM
1800
1500
1200
900
600
300
0
474
867
897
1,627
2Q
Year-to-Date



Distributable Cash Flow
2017
2018
$MM
1400
1200
1000
800
600
400
200
0
387
695
741
1,314
2Q
Year-to-Date

Segment Adjusted EBITDA ($MM)	Three Months Ended June 30		Six Months Ended June 30	
	2017	2018	2017	2018
Logistics and Storage	184	526	326	963
Gathering and Processing	290	341	571	664

MPLX - 2Q 2018 vs. 2Q 2017 Adjusted EBITDA



1,000
800
600
400
200
0
$MM
474
G&P
290
L&S
184
32
251
59
51
867
G&P
341
L&S
526
2Q 2017 Adjusted EBITDA Attributable to MPLX
3Q 2017 Drop
1Q 2018 Drop
Logistics & Storage
Gathering & Processing
2Q 2018 Adjusted EBITDA Attributable to MPLX

Estimated Annual Adjusted EBITDA from dropdowns[a]	~$250 MM (Terminal, Pipeline & Storage Assets - 1Q 2017 Drop)	~$138 MM (Joint Interests in Pipeline & Storage Assets)	~$1.0 B (Refinery Logistics Assets & Fuels Distribution Services)	Total: ~$1.4 B

[a] *Based on previous guidance*

MPLX - Financial and Balance Sheet Highlights

($MM except ratio data)	As of 6/30/18
Cash and cash equivalents	3
Total assets	21,412
Total debt [(a)]	11,987
Redeemable preferred units	1,003
Total equity	6,952
Distribution coverage	1.36x
Leverage [(b)]	3.7x
Remaining capacity available under $2.25 B revolving credit agreement	2,247
Remaining capacity available under $1.0 B credit agreement with MPC	888

[(a)] Total debt includes $112 MM of outstanding intercompany borrowings classified in current liabilities as of June 30, 2018

[(b)] Calculated using face value total debt and LTM pro forma adjusted EBITDA, which is pro forma for acquisitions. Face value total debt includes approximately $482 MM of unamortized discount and debt issuance costs as of June 30, 2018.

Appendix

Capital Expenditures & Investments

($MM)	2Q 2018	2018 Outlook
Refining & Marketing (R&M)	196	950
Speedway	88	530
Midstream, including MPLX	601	2,405
Corporate and Other	17	85
Total Capital Expenditures & Investments[a]	902	3,970

[a] 2Q 2018 actuals and 2018 outlook excludes capitalized interest.

Earnings

($MM unless otherwise noted)	2017		2018	
	3Q	4Q	1Q	2Q
Refining & Marketing segment income (loss)	1,097	732	(133)	1,025
Speedway segment income[a]	208	148	95	159
Midstream segment income	355	343	567	617
Corporate and other unallocated items[a]	(85)	(114)	(89)	(91)
Litigation	-	57	-	-
Impairments[b]	2	2	-	1
Income from operations[a]	1,577	1,168	440	1,711
Net interest and other financing costs[a]	158	209	183	195
Income before income taxes	1,419	959	257	1,516
Income tax provision (benefit)[c]	415	(1,166)	22	281
Net income	1,004	2,125	235	1,235
Less net income attributable to:				
Redeemable noncontrolling interest	16	16	16	20
Noncontrolling interests	85	93	182	160
Net income attributable to MPC	903	2,016	37	1,055
Effective tax rate[c]	29%	(122%)	9%	19%

[a] *We adopted Accounting Standards Update 2017-07, Retirement Benefits Presentation of Pension and Postretirement Cost, as of Jan. 1, 2018, and applied the standard retrospectively. As a result, we reclassified prior period amounts from Selling, General and Administrative expenses to Net Interest and Other Financial Costs to conform to current period presentation.*

[b] *Reflects MPC's share of gains related to the sale of assets remaining from the Sandpiper Pipeline project in 3Q and 4Q 2017, and 2Q 2018.*

[c] *Earnings for the fourth quarter include a tax benefit of approximately $1.5 B as a result of re-measuring certain net deferred tax liabilities using the lower corporate tax rate enacted in the fourth quarter.*

Reconciliation

Adjusted EBITDA to Net Income Attributable to MPC

($MM)	2017 3Q	2017 4Q	2018 1Q	2018 2Q	LTM
Net Income attributable to MPC	903	2,016	37	1,055	4,011
Add: Net interest and other financial costs	158	209	183	195	745
Net income attributable to noncontrolling interests	101	109	198	180	588
Provision (benefit) for income taxes	415	(1,166)	22	281	(448)
Depreciation and amortization	517	540	528	533	2,118
Litigation	-	(57)	-	-	(57)
Impairments	(2)	(2)	-	(1)	(5)
Adjusted EBITDA	2,092	1,649	968	2,243	6,952
Less: Adjusted EBITDA related to MPLX					2,507
Adjusted EBITDA excluding MPLX					4,445
Add: Distributions from MPLX to MPC					741
Adjusted EBITDA excluding MPLX, including LP distributions to MPC					5,186

Reconciliation

Adjusted EBITDA Related to MPLX to MPLX Net Income

($MM)	2017		2018		LTM
	3Q	4Q	1Q	2Q	
MPLX Net Income	217	241	423	456	1,337
Add: Net interest and other financial costs	93	96	130	151	470
Provision (benefit) for income taxes	1	(2)	4	1	4
Depreciation and amortization	164	168	176	188	696
Adjusted EBITDA related to MPLX	475	503	733	796	2,507

Cash Provided from Operations Before Changes in Working Capital Reconciliation to Net Cash Provided by Operations

($MM)	2017		2018	
	3Q	4Q	1Q	2Q
Net cash provided by (used in) operations[a]	1,906	2,745	(137)	2,386
Less changes in working capital:				
Changes in current receivables	(640)	(797)	96	(321)
Changes in inventories	56	(57)	440	(374)
Changes in current accounts payable and accrued liabilities	862	2,160	(1,455)	1,224
Changes in the fair value of derivative instruments	42	15	(14)	15
Total changes in working capital	320	1,321	(933)	544
Cash provided from operations before changes in working capital[a]	1,586	1,424	796	1,842

[a] *We adopted Accounting Standard 2016-15 as of Jan. 1, 2018 and applied the standard retrospectively, resulting in a change in classification of certain cash flows, but none resulted in a material change.*

Reconciliation of Refining & Marketing Margin to Refining & Marketing Income from Operations

($MM)	2Q 2018	2Q 2017
Refining & Marketing loss from operations	1,025	562
Plus:		
Refinery direct operating costs[a]	839	894
Refinery depreciation & amortization	235	255
Other:		
Operating expenses, net[a][b]	739	355
Depreciation and amortization	17	17
Refining & Marketing margin[c]	**2,855**	**2,083**

[a] Excludes depreciation and amortization.
[b] Includes fees paid to MPLX for various midstream services. MPLX's results are reported in MPC's Midstream segment.
[c] Refining & Marketing margin is defined as sales revenue less cost of refinery inputs and purchased products, excluding any LCM inventory market adjustment. We believe this non-GAAP financial measure is useful to investors and analysts to assess our ongoing financial performance because, when reconciled to its most comparable GAAP measure, it provides improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. This measure should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Speedway Total Margin to Speedway Income from Operations

($MM)	2Q 2018	2Q 2017
Speedway income from operations	159	238
Plus (Less):		
Operating, selling, general and administrative expenses	401	377
Depreciation and amortization	73	65
Income from equity method investments	(19)	(21)
Net gain on disposal of assets	-	(6)
Other income	(2)	(3)
Speedway total margin	**612**	**650**
Speedway total margin:[a]		
Gasoline and distillate margin	239	271
Merchandise margin	366	371
Other margin	7	8
Speedway total margin	**612**	**650**

[a] Speedway gasoline and distillate margin is defined as the price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bank card processing fees and excluding any LCM inventory market adjustment. Speedway merchandise margin is defined as the price paid by consumers less the cost of merchandise. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to the most comparable GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

Refining & Marketing Segment Income

2Q 2018 vs. 1Q 2018 Variance Analysis



$MM
1,250
1,150
1,050
950
850
750
650
550
450
350
250
150
50
-50
-150
-250
(133)
492
264
129
91
(3)
68
Crude 43
Product (66)
Volumetric 91
244
(127)
1,025
1Q 2018
*LLS 6-3-2-1 Crack
**Sweet/ Sour Diff.
**LLS/WTI Diff.
**LLS Prompt vs. Delivered
**Market Structure
Other Margin
***Direct Operating Costs
***Other
2Q 2018

*Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. Based on market indicators using actual volumes.

**Based on market indicators using actual volumes.

***Results related to the Feb 1, 2018 dropdown of refining logistics and fuels distribution to MPLX, which totaled $232 MM for the quarter, are presented in the Midstream segment prospectively. Prior period information has not been recasted to reflect these businesses being reported in the Midstream segment.

Refining & Marketing Indicative Margin

2Q 2018



$MM
3,000
2,500
2,000
1,500
1,000
500
0
1,295
892
250
50
(13)
381
Crude (330)
Product 411
Volumetric 300
2,855
(1,073)
(757)
1,025
*LLS 6-3-2-1 Crack
**Sweet/ Sour Diff.
**LLS/WTI Diff.
**LLS Prompt vs. Delivered
**Market Structure
Other Margin
R&M Margin
Direct Operating Costs***
***Other
R&M Segment Income

*Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. Based on market indicators using actual volumes.

**Based on market indicators using actual volumes.

***Second quarter results reflected a $232 MM reduction associated with the refining logistics and fuels distribution business that were dropped to MPLX on Feb. 1, 2018. Prior period segment results were not recasted to reflect these businesses being reported in the Midstream segment. Other R&M for the quarter reflected $340 MM of expense with an offsetting reduction to direct operating costs of $108 MM.

MPLX Distributions and Sales Proceeds to MPC*



$MM
300
200
100
0
$10
$15
$16
$16
$18
$18
$20
$20
$24
$27
$32
$35
$69
$73
$91
$99
$102
$114
$132
$150
$171
$288
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18
LP Distributions
GP Distributions, including IDRs

Cash Distribution and Asset Sales Proceeds from MPLX ($MM)	2014				2015				2016				2017				2018	
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
GP Distributions, including IDRs	1	-	2	1	2	4	7	8	40	44	50	56	57	67	81	96	-	-
LP Distributions	17	18	18	19	22	23	25	27	29	29	41	43	45	47	51	54	171	288
Total Cash Distributions Received	**18**	**18**	**20**	**20**	**24**	**27**	**32**	**35**	**69**	**73**	**91**	**99**	**102**	**114**	**132**	**150**	**171**	**288**
Cash Sales Proceeds	310	-	-	600	-	-	-	-	-	-	-	-	1,511	-	420	-	4,100	-
Equity Value from MPLX***	-	-	-	200	-	-	-	-	600	-	-	-	504	-	630	-	4,322	-
Total Asset Sales Proceeds**	**310**	**-**	**-**	**800**	**-**	**-**	**-**	**-**	**600**	**-**	**-**	**-**	**2,015**	**-**	**1,050**	**-**	**8,422**	**-**

*Based on quarter in which distributions were received
**$630 MM, and $504 MM in 3Q 2017 and 1Q 2017 were based on the number of units received valued at the volume weighted average price for MPLX units for the 10 trading days preceding the closing dates.
***$4,322 MM in 1Q 2018 was based on the number of units valued at the price of MPLX units as of the closing date of Feb. 1, 2018

2018 MPLX Organic Growth Capital Projects
Gathering and Processing Segment

Processing and Fractionation	Shale Resource	Capacity	Est. Completion Date
Sherwood 9 Processing Plant[b]	Marcellus	200 MMcf/d	In Service
Houston 1 Processing Plant[c]	Marcellus	200 MMcf/d	In Service
Argo Processing Plant	Delaware	200 MMcf/d	In Service
Omega Processing Plant	Cana-Woodford	75 MMcf/d	In Service
Majorsville 7 Processing Plant	Marcellus	200 MMcf/d	In Service
Sherwood 10 Processing Plant[b]	Marcellus	200 MMcf/d	3Q18
Sherwood C2 Fractionation	Marcellus	20,000 BPD	4Q18
Sherwood 11 Processing Plant[b]	Marcellus	200 MMcf/d	4Q18
Harmon Creek Processing Plant	Marcellus	200 MMcf/d	4Q18
Harmon Creek C2 Fractionation	Marcellus	20,000 BPD	4Q18
Hopedale IV C3+ Fractionation	Marcellus & Utica	60,000 BPD	4Q18

Gathering	Est. Completion Date
Marcellus/Utica Rich- and Dry-Gas Gathering[a]	Ongoing
Western Oklahoma - STACK Rich-Gas and Oil Gathering	Ongoing

Other	Est. Completion Date
NGL Pipeline Expansions	Ongoing
Agua Blanca gas pipeline[d]	3Q18
Hickory Hills/Tupelo gas processing plants (Southeast Oklahoma)[e]	4Q18

[a]Utica Rich- and Dry-Gas Gathering is a joint venture between MarkWest Utica EMG's and Summit Midstream LLC. Dry-Gas Gathering in the Utica Shale is completed through a joint venture with MarkWest and EMG.
[b]Sherwood Midstream investment
[c]Replacement of existing Houston 35 MMcf/d plant
[d]White Water Midstream investment
[e]Centrahoma JV investment

MPLX - Additional Announced Projects

Gathering and Processing Segment

- Continuing to execute on build out in both the Marcellus/Utica and Permian to meet industry needs
  - Progressing Sherwood processing complex and announced plants 12 & 13
  - Announced Smithburg Complex with site capacity for 6 potential plants with JV partner Antero Midstream
  - Constructing new 200 MMcf/d processing plant in Delaware Basin called Torñado

Complex Name	Location	Capacity	Est. Completion Date
Sherwood 12 Processing Plant[a]	Marcellus	200 MMcf/d	2019
Sherwood 13 Processing Plant[a]	Marcellus	200 MMcf/d	2019
Torñado Processing Plant	Delaware	200 MMcf/d	2019
Smithburg Processing[a] – site layout for 6 plants	Marcellus	1,200 MMcf/d	TBD

[a] Sherwood Midstream investment

MPLX Organic Growth Capital Projects
Logistics and Storage Segment

Projects	Description	Est. Completion Date
Ozark Pipeline Expansion	Increasing pipeline capacity to 360 MBPD; provides crude sourcing optionality to Midwest refineries	In Service[(a)]
Wood River-to-Patoka Pipeline Expansion	Increasing pipeline capacity to 360 MBPD; provides crude sourcing optionality to Midwest refineries	In Service[(a)]
Robinson Butane Cavern	Displaces MPC's third-party storage services and optimizes butane handling	In Service
Texas City Tank Farm	MPC and third-party logistics solution	3Q18
Patoka Tank Farm	MPC and third-party logistics solution	4Q18
Marine Fleet Expansion	Displaces MPC's third-party barges and supports increased demand	2018/2019

(a) Capacity increased to 345 MBPD; full expansion to 360 MBPD expected by end of 3Q 2018

MPLX - Reconciliation of Adjusted EBITDA and Distributable Cash from Net Income

($MM)	2Q 2018	2Q 2017	YTD 2018	YTD 2017
Net income	456	191	879	378
Provision for income taxes	1	2	5	2
Amortization of deferred financing costs	15	13	31	25
Net interest and other financial costs	136	74	250	140
Income from operations	608	280	1,165	545
Depreciation and amortization	188	164	364	351
Non-cash equity-based compensation	5	3	9	6
Income from equity method investments	(50)	(1)	(111)	(6)
Distributions/adjustments related to equity method investments	112	33	202	66
Unrealized derivative losses (gains)[a]	8	(3)	1	(19)
Acquisition costs	-	-	3	4
Adjusted EBITDA	871	476	1,633	947
Adjusted EBITDA attributable to noncontrolling interests	(4)	(2)	(6)	(3)
Adjusted EBITDA attributable to Predecessor[b]	-	-	-	(47)
Adjusted EBITDA attributable to MPLX LP	867	474	1,627	897
Deferred revenue impacts	2	9	11	17
Net interest and other financial costs	(136)	(74)	(250)	(140)
Maintenance capital expenditures	(33)	(23)	(58)	(35)
Equity method investment capital expenditures paid out	(5)	-	(16)	(2)
Other	-	1	-	2
Portion of DCF adjustments attributable to Predecessor[b]	-	-	-	2
Distributable cash flow attributable to MPLX LP	695	387	1,314	741
Preferred unit distributions	(20)	(17)	(36)	(33)
Distributable cash flow available to GP and LP unitholders	675	370	1,278	708

[a] The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.

[b] The Adjusted EBITDA and DCF adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition dates.

MPLX - Reconciliation of Adjusted EBITDA and Distributable Cash from Net Cash Provided by Operating Activities

($MM)	2Q 2018	2Q 2017	YTD 2018	YTD 2017
Net cash provided by operating activities	840	467	1,290	844
Changes in working capital items	(145)	(58)	33	(14)
All other, net	17	(8)	14	(17)
Non-cash equity-based compensation	5	3	9	6
Net gain on disposal of assets	-	2	-	1
Current income taxes	-	1	-	1
Net interest and other financial costs	136	74	250	140
Asset retirement expenditures	4	-	5	1
Unrealized derivative losses (gains)[a]	8	(3)	1	(19)
Acquisition costs	-	-	3	4
Other adjustments to equity method investment distributions	5	-	27	-
Other	1	(2)	1	-
Adjusted EBITDA	871	476	1,633	947
Adjusted EBITDA attributable to noncontrolling interests	(4)	(2)	(6)	(3)
Adjusted EBITDA attributable to Predecessor[b]	-	-	-	(47)
Adjusted EBITDA attributable to MPLX LP	867	474	1,627	897
Deferred revenue impacts	2	9	11	17
Net interest and other financial costs	(136)	(74)	(250)	(140)
Maintenance capital expenditures	(33)	(23)	(58)	(35)
Equity method investment capital expenditures paid out	(5)	-	(16)	(2)
Other	-	1	-	2
Portion of DCF adjustments attributable to Predecessor[b]	-	-	-	2
Distributable cash flow attributable to MPLX LP	695	387	1,314	741
Preferred unit distributions	(20)	(17)	(36)	(33)
Distributable cash flow attributable to GP and LP unitholders	675	370	1,278	708

[a] The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.

[b] The Adjusted EBITDA and DCF adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition dates.

MPLX - Reconciliation of Segment Adjusted EBITDA to Net Income

($MM)	2Q 2018	2Q 2017	YTD 2018	YTD 2017
L&S segment adjusted EBITDA attributable to MPLX LP	**526**	**184**	**963**	**326**
G&P segment adjusted EBITDA attributable to MPLX LP	**341**	**290**	**664**	**571**
Adjusted EBITDA attributable to MPLX LP	867	474	1,627	897
Depreciation and amortization	(188)	(164)	(364)	(351)
Provision for income taxes	(1)	(2)	(5)	(2)
Amortization of deferred financing costs	(15)	(13)	(31)	(25)
Non-cash equity-based compensation	(5)	(3)	(9)	(6)
Net interest and other financial costs	(136)	(74)	(250)	(140)
Income from equity investments	50	1	111	6
Distributions/adjustments from equity method investments	(112)	(33)	(202)	(66)
Unrealized derivative (losses) gains[(a)]	(8)	3	(1)	19
Acquisition costs	-	-	(3)	(4)
Adjusted EBITDA attributable to noncontrolling interests	4	2	6	3
Adjusted EBITDA attributable to Predecessor[(b)]	-	-	-	47
Net income	**456**	**191**	**879**	**378**

[(a)] The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.

[(b)] The adjusted EBITDA adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP prior to the acquisition dates.

MPLX - Reconciliation of Segment Adjusted EBITDA to Net Income

Drop Impact

($MM)	2Q 2018 without Drops	Drops[a]	2Q 2018	YTD 2018 without Drops	Drops[a]	YTD 2018
L&S segment adjusted EBITDA attributable to MPLX LP	**243**	**283**	**526**	**397**	**566**	**963**
G&P segment adjusted EBITDA attributable to MPLX LP	**341**	**-**	**341**	**664**	**-**	**664**
Adjusted EBITDA attributable to MPLX LP	**584**	**283**	**867**	**1,061**	**566**	**1,627**
Depreciation and amortization	(169)	(19)	(188)	(323)	(41)	(364)
Provision for income taxes	(1)	-	(1)	(5)	-	(5)
Amortization of deferred financing costs	(15)	-	(15)	(31)	-	(31)
Non-cash equity-based compensation	(5)	-	(5)	(9)	-	(9)
Net interest and other financial costs	(136)	-	(136)	(250)	-	(250)
Income from equity investments	24	26	50	49	62	111
Distributions/adjustments from equity method investments	(80)	(32)	(112)	(127)	(75)	(202)
Unrealized derivative (losses) gains[b]	(8)	-	(8)	(1)	-	(1)
Acquisition costs	-	-	-	(3)	-	(3)
Adjusted EBITDA attributable to noncontrolling interests	4	-	4	6	-	6
Net income	**198**	**258**	**456**	**367**	**512**	**879**

[a] The drops are the 3Q 2017 Drop which included Joint Interest in Pipeline & Storage. Assets and the 1Q 2018 drop which included the Refinery Logistics Assets and Fuels Distribution services. YTD Drops also included 1Q 2017 Drop which is the Terminal, Pipeline and Storage Assets.

[b] The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.